UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 4, 2014 (May 30, 2014)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2014, the shareholders of Aetna Inc. ("Aetna" or the "Company") approved an amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under such Plan. The Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 30, 2014, is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2014, the shareholders of Aetna approved (a) a proposal to amend Article 11 of the Company’s Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to eliminate the supermajority voting provisions contained in the Articles of Incorporation and (b) a proposal to amend Article 8(a) of the Articles of Incorporation to provide holders of at least twenty-five percent of the voting power of all outstanding shares the right to call a special meeting of shareholders, and the Company effected those amendments. The proposals for each of those amendments were disclosed in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 18, 2014 (the Company’s "2014 Proxy Statement"). A restatement of the Articles of Incorporation which includes the amendments referred to above but no other changes to the Articles of Incorporation, was effected on May 30, 2014, and is filed as Exhibit 3.1 hereto and incorporated herein by reference.

On May 30, 2014, the shareholders of Aetna approved a proposal to amend Section 5.02 of the Company’s Amended and Restated By-Laws (the "By-Laws") to eliminate the supermajority voting provisions contained in the By-Laws. Also on May 30, 2014, following the effectiveness of the amendment to Article 8(a) of the Articles of Incorporation described above, the Aetna Board of Directors (the "Board") amended Sections 1.03 and 1.04 of the By-Laws to address procedural issues in connection with the exercise of the shareholders’ right to call a special meeting of shareholders. The proposal for the amendment of Section 5.02 of the By-Laws and the text of the amendments to Sections 1.03 and 1.04 of the By-Laws were disclosed in the Company’s 2014 Proxy Statement. In addition, on May 30, 2014, the Board amended Section 4.01 of the By-Laws to eliminate the second sentence of such Section 4.01 (regarding appointment of certain officers), which was determined to be unnecessary. A copy of the By-Laws as amended is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Aetna's Annual Meeting of Shareholders was held on May 30, 2014. Shareholders voted on the matters set forth below.

1. Election of Director nominees. Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fernando Aguirre	288,529,594	1,725,717	1,403,707	23,605,123
Mark T. Bertolini	279,197,630	10,072,921	2,388,467	23,605,123
Frank M. Clark	289,073,775	1,152,912	1,432,331	23,605,123
Betsy Z. Cohen	282,261,852	8,024,602	1,372,564	23,605,123
Molly J. Coye, M.D.	262,667,332	27,632,405	1,359,281	23,605,123
Roger N. Farah	286,797,907	3,333,658	1,527,453	23,605,123
Barbara Hackman Franklin	282,498,408	7,817,531	1,343,079	23,605,123
Jeffrey E. Garten	284,005,753	6,230,721	1,422,544	23,605,123
Ellen M. Hancock	281,886,912	8,325,288	1,446,818	23,605,123
Richard J. Harrington	288,832,345	1,412,721	1,413,952	23,605,123
Edward J. Ludwig	286,647,377	3,609,756	1,401,885	23,605,123
Joseph P. Newhouse	283,780,193	6,480,826	1,397,999	23,605,123

2. The proposal to approve the appointment of KPMG LLP as the Company's and its subsidiaries' independent registered public accounting firm for 2014 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
310,788,331	3,258,097	1,217,713	None

3. The proposal to approve amendments to the Company's Articles of Incorporation and By-Laws to eliminate supermajority voting provisions was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
289,104,712	1,209,953	1,344,353	23,605,123

4. The proposal to approve an amendment to the Company's Articles of Incorporation to provide holders of at least twenty-five percent of the voting power of all outstanding shares the right to call a special meeting of shareholders was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
289,321,065	1,050,576	1,287,377	23,605,123

5. The proposal to approve the proposed amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
254,235,579	35,882,210	1,541,229	23,605,123

6. The proposal to approve the Company's executive compensation on a non-binding advisory basis was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
254,877,575	33,396,945	3,384,498	23,605,123

7A. A shareholder proposal requesting that the Board adopt a policy that the Chair of the Board be an independent director was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,578,200	213,332,896	1,747,922	23,605,123

7B. A shareholder proposal requesting that the Board amend the Company's political contributions policy to expand Board oversight over the Company's political expenditures was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,441,793	258,861,256	18,355,969	23,605,123

7C. A shareholder proposal requesting that the Board amend the Company's political contributions policy to provide that the Company will disclose annually all payments it made in the previous calendar year to tax-exempt organizations (other than charitable organizations not permitted to engage in lobbying as a substantial part of their activities) that were used, or that the Company has reasonable grounds to believe were used, for a political purpose was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,408,831	194,199,119	25,051,068	23,605,123

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1    Amended and Restated Articles of Incorporation of Aetna Inc. effective May 30, 2014
3.2    Amended and Restated By-Laws of Aetna Inc. effective May 30, 2014
99.1     Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 30, 2014 *

* Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: June 4, 2014	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Aetna Inc. effective May 30, 2014

3.2	Amended and Restated By-Laws of Aetna Inc. effective May 30, 2014

99.1	Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 30, 2014 *

* Compensatory plan or arrangement.